UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 11, 2008

                             GLOBAL GOLD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       02-69494                13-3025550
         --------                       --------                ----------
 (State or other jurisdiction          (Commission                  (IRS
       of incorporation)               File Number)         Identification No.)


              45 East Putnam Avenue, Greenwich, CT                06830
            ----------------------------------------              -----
            (Address of principal executive offices)            (Zip Code)


        Registrant's telephone number, including area code (203) 422-2300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 8.01 Other Events

On January 11, 2008, the Company issued a press release announcing that it commissioned its upgraded processing plant and commenced production at the Toukhmanuk property in Armenia on December 20, 2007. In December, an offtake agreement for the plant's gold production was concluded, and the first delivery of 53 tonnes of concentrate was made before year-end. In addition, the Company announced that it has received international, ISO, certification for its laboratory at the Toukhmanuk site.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Exhibits


          Exhibit No.       Description

          99.1 Press release of Global Gold Corporation dated January 11, 2008, announcing the commissioning of its upgraded processing plant in Toukhmanuk, Armenia.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                GLOBAL GOLD CORPORATION

              Dated: January 11, 2008         Global Gold Corporation

                                              By: /s/Van Z. Krikorian
                                                  ---------------------
                                            Name: Van Z. Krikorian
                                           Title: Chairman and Chief
                                                  Executive Officer